Exhibit (q.1)

POWER OF ATTORNEY

WITH RESPECT TO

iSHARES TRUST,

iSHARES U.S. ETF

TRUST, iSHARES, INC.

and

iSHARES U.S. ETF COMPANY, INC.

Know all persons by these presents that Robert S. Kapito, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc. and iShares U.S. ETF Company, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Armando Senra, Neal Andrews, Marisa Rolland, Deepa Damre, Margery K. Neale, Benjamin J. Haskin, Paul Lohrey and Marybeth Leithead as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective September 13, 2019

/s/ Robert S. Kapito
Name: Robert S. Kapito

POWER OF ATTORNEY

WITH RESPECT TO

iSHARES TRUST,

iSHARES U.S. ETF

TRUST, iSHARES, INC.

and

iSHARES U.S. ETF COMPANY, INC.

Know all persons by these presents that Salim Ramji, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc. and iShares U.S. ETF Company, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Armando Senra, Neal Andrews, Marisa Rolland, Deepa Damre, Margery K. Neale, Benjamin J. Haskin, Paul Lohrey and Marybeth Leithead as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective September 13, 2019

/s/ Salim Ramji
Name: Salim Ramji

POWER OF ATTORNEY

WITH RESPECT TO

iSHARES TRUST,

iSHARES U.S. ETF

TRUST, iSHARES, INC.

and

iSHARES U.S. ETF COMPANY, INC.

Know all persons by these presents that John E. Kerrigan, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc. and iShares U.S. ETF Company, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Armando Senra, Neal Andrews, Marisa Rolland, Deepa Damre, Margery K. Neale, Benjamin J. Haskin, Paul Lohrey, and Marybeth Leithead as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective September 13, 2019

/s/ John E. Kerrigan
Name: John E. Kerrigan

POWER OF ATTORNEY

WITH RESPECT TO

iSHARES TRUST,

iSHARES U.S. ETF

TRUST, iSHARES, INC.

and

iSHARES U.S. ETF COMPANY, INC.

Know all persons by these presents that John E. Martinez, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc. and iShares U.S. ETF Company, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Armando Senra, Neal Andrews, Marisa Rolland, Deepa Damre, Margery K. Neale, Benjamin J. Haskin, Paul Lohrey, and Marybeth Leithead as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective September 13, 2019

/s/ John E. Martinez
Name: John E. Martinez

POWER OF ATTORNEY

WITH RESPECT TO

iSHARES TRUST,

iSHARES U.S. ETF

TRUST, iSHARES, INC.

and

iSHARES U.S. ETF COMPANY, INC.

Know all persons by these presents that Cecilia H. Herbert, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc. and iShares U.S. ETF Company, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Armando Senra, Neal Andrews, Marisa Rolland, Deepa Damre, Margery K. Neale, Benjamin J. Haskin, Paul Lohrey, and Marybeth Leithead as her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which she is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective September 13, 2019

/s/ Cecilia H. Herbert
Name: Cecilia H. Herbert

POWER OF ATTORNEY

WITH RESPECT TO

iSHARES TRUST,

iSHARES U.S. ETF

TRUST, iSHARES, INC.

and

iSHARES U.S. ETF COMPANY, INC.

Know all persons by these presents that Drew E. Lawton, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc. and iShares U.S. ETF Company, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Armando Senra, Neal Andrews, Marisa Rolland, Deepa Damre, Margery K. Neale, Benjamin J. Haskin, Paul Lohrey, and Marybeth Leithead as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective September 13, 2019

/s/ Drew E. Lawton
Name: Drew E. Lawton

POWER OF ATTORNEY

WITH RESPECT TO

iSHARES TRUST,

iSHARES U.S. ETF

TRUST, iSHARES, INC.

and

iSHARES U.S. ETF COMPANY, INC.

Know all persons by these presents that Richard L. Fagnani, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc. and iShares U.S. ETF Company, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Armando Senra, Neal Andrews, Marisa Rolland, Deepa Damre, Margery K. Neale, Benjamin J. Haskin, Paul Lohrey, and Marybeth Leithead as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective September 13, 2019

/s/ Richard L. Fagnani
Name: Richard L. Fagnani

POWER OF ATTORNEY

WITH RESPECT TO

iSHARES TRUST,

iSHARES U.S. ETF

TRUST, iSHARES, INC.

and

iSHARES U.S. ETF COMPANY, INC.

Know all persons by these presents that Madhav V. Rajan, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a ‘Trust”) and a Director of iShares, Inc. and iShares U.S. ETF Company, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Armando Senra, Neal Andrews, Marisa Rolland, Deepa Damre, Margery K. Neale, Benjamin J. Haskin, Paul Lohrey, and Marybeth Leithead as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective September 13, 2019

/s/ Madhav V. Rajan
Name: Madhav V. Rajan

POWER OF ATTORNEY

WITH RESPECT TO

iSHARES TRUST,

iSHARES U.S. ETF

TRUST, iSHARES, INC.

and

iSHARES U.S. ETF COMPANY, INC.

Know all persons by these presents that Jane D. Carlin, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc. and iShares U.S. ETF Company, Inc. (each, a “Company/ and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Armando Senra, Neal Andrews, Marisa Rolland, Deepa Damre, Margery K. Neale, Benjamin J. Haskin, Paul Lohrey, and Marybeth Leithead as her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N- 14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which she is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective September 13, 2019

/s/ Jane D. Carlin
Name: Jane D. Carlin

POWER OF ATTORNEY

WITH RESPECT TO

iSHARES TRUST,

iSHARES U.S. ETF

TRUST, iSHARES, INC.

and

iSHARES U.S. ETF COMPANY, INC.

Know all persons by these presents that Armando Senra, President and Principal Executive Officer of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and President and Principal Executive Officer of iShares, Inc. and iShares U.S. ETF Company, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Neal Andrews, Marisa Rolland, Deepa Damre, Margery K. Neale, Benjamin J. Haskin, Paul Lohrey, and Marybeth Leithead as his attorneys -in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a President and Principal Executive Officer of the Trust or President and Principal Executive Officer of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective September 13, 2019

/s/ Armando Senra
Name: Armando Senra

POWER OF ATTORNEY

WITH RESPECT TO

iSHARES TRUST,

iSHARES U.S. ETF

TRUST, iSHARES, INC.

and

iSHARES U.S. ETF COMPANY, INC.

Know all persons by these presents that Neal J. Andrews is Treasurer and Chief Financial Officer of iShares Trust and iShares U.S. ETF Trust (each, a ‘Trust”) and Treasurer and Chief Financial Officer of iShares, Inc. and iShares U.S. ETF Company, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Armando Senra, Ben Archibald, Deepa Damre, Lezlie Iannone, and Mary Miley as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Treasurer and Chief Financial Officer of the Trust or of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective September 13, 2019

/s/ Neal J. Andrews
Name: Neal J. Andrews